UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 22, 2014

CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC (Exact name of registrant as specified in its charter)
Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Stockholders (the “Annual Meeting”) of Cablevision Systems Corporation (“Cablevision”), the holders of Cablevision NY Group Class A common stock (“Class A stockholders”) and the holders of Cablevision NY Group Class B common stock (“Class B stockholders”), voting together as a single class, approved Cablevision’s Amended and Restated 2006 Employee Stock Plan (the “Plan”). The Plan is filed as Exhibit 10.1 hereto (incorporated by reference to Exhibit A to Cablevision’s definitive proxy statement, dated April 11, 2014 (the “Proxy Statement”), filed with the Securities and Exchange Commission). For a description of the terms and conditions of the Plan, see “Proposal 3 – Approval of Cablevision Systems Corporation Amended and Restated 2006 Employee Stock Plan” in the Proxy Statement, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Cablevision held its Annual Meeting at which (i) the Class A stockholders voted upon the election of Joseph J. Lhota, Thomas V. Reifenheiser, John R. Ryan, Vincent Tese and Leonard Tow to Cablevision’s Board of Directors (“Board”) for one-year terms, (ii) the Class B stockholders voted upon the election of Rand V. Araskog, Edward C. Atwood, Frank J. Biondi, Charles F. Dolan, James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Brian G. Sweeney and Marianne Dolan Weber to the Board for one-year terms; and (iii) the Class A stockholders and the Class B stockholders, voting together as a single class, voted upon (a) the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2014 fiscal year; (b) the approval of the Plan; (c) a non-binding advisory vote to approve executive compensation; (d) a stockholder proposal for a political contributions report; and (e) a stockholder proposal to adopt a recapitalization plan.

The Class A stockholders elected all five director nominees on which they voted, the Class B stockholders elected all twelve director nominees on which they voted, and the Class A stockholders and Class B stockholders approved the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2014 fiscal year, approved the Plan, approved the non-binding advisory vote to approve executive compensation, and did not approve either of the two stockholder proposals. The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with Cablevision’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have ten votes per share. Accordingly, the vote counts for the stockholder vote on all matters reflect ten votes with respect to each share of Cablevision NY Group Class B common stock.

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes
Election of Directors by Class A Stockholders:
Joseph J. Lhota	162,807,993	12,339,793	20,884,320
Thomas V. Reifenheiser	110,119,179	65,028,607	20,884,320
John R. Ryan	127,913,929	47,233,857	20,884,320
Vincent Tese	104,536,362	70,611,424	20,884,320
Leonard Tow	122,923,527	52,224,259	20,884,320

	For	Withheld	Broker Non-Votes
Election of Directors by Class B Stockholders:
Rand V. Araskog	541,376,730	0	N/A
Edward C. Atwood	541,376,730	0	N/A
Frank J. Biondi	541,376,730	0	N/A
Charles F. Dolan	541,376,730	0	N/A
James L. Dolan	541,376,730	0	N/A
Kathleen M. Dolan	541,376,730	0	N/A
Kristin A. Dolan	541,376,730	0	N/A
Patrick F. Dolan	541,376,730	0	N/A
Thomas C. Dolan	541,376,730	0	N/A
Deborah Dolan-Sweeney	541,376,730	0	N/A
Brian G. Sweeney	541,376,730	0	N/A
Marianne Dolan Weber	541,376,730	0	N/A

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

For:	735,499,538
Against:	1,766,492
Abstain:	142,806
Broker Non-Votes:	N/A

Proposal 3 – Approval of Cablevision Systems Corporation Amended and Restated 2006 Employee Stock Plan

For:	693,123,843
Against:	23,220,214
Abstain:	180,459
Broker Non-Votes:	20,884,320

Proposal 4 – Non-Binding Advisory Vote to Approve Executive Compensation

For:	641,887,783
Against:	55,495,993
Abstain:	19,140,740
Broker Non-Votes:	20,884,320

Proposal 5 – Stockholder Proposal for a Political Contributions Report

For:	41,947,339
Against:	673,574,837
Abstain:	1,002,340
Broker Non-Votes:	20,884,320

Proposal 6 – Stockholder Proposal to Adopt a Recapitalization Plan

For:	126,282,739
Against:	589,508,837
Abstain:	732,940
Broker Non-Votes:	20,884,320

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

10.1
Cablevision Systems Corporation Amended and Restated 2006 Employee Stock Plan (previously filed as Exhibit A to Cablevision’s definitive proxy statement on Schedule 14A (File No. 001-14764), filed on April 11, 2014 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

Dated: May 23, 2014	By:	/s/ Victoria M. Mink
Name: Victoria M. Mink
Title: Senior Vice President, Controller and Principal Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CSC HOLDINGS, LLC
(Registrant)

Dated: May 23, 2014	By:	/s/ Victoria M. Mink
Name: Victoria M. Mink
Title: Senior Vice President, Controller and Principal Accounting Officer